EXHIBIT 99.2





                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned hereby certify that this Annual Report on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial conditions and results of operations of the Summus, Inc. (USA).


Date:       March 31, 2003
                                                 /s/ Robert S. Lowrey
                                                -------------------------------
                                                 Robert S. Lowrey
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)